SUPPLEMENT TO THE MAN-GLENWOOD LEXINGTON, LLC JANUARY 24, 2003 PROSPECTUS

The following information replaces similar language in the second paragraph on page 44:

Under a right of accumulation offered by Lexington, the amount of each additional investment in Lexington by a Member will be aggregated with the amount of the Member's initial investment and any other additional investments in determining the applicable sales load at the time of the additional investment. The right of accumulation also permits an investor's investment in Lexington to be combined with investments made by the investor's spouse, or for individual accounts (including IRAs and 403(b) Plans), joint accounts of such persons, and for trust or custodial accounts on behalf of their children who are minors. A fiduciary can count all Units purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will aggregate the amount of each additional investment in Lexington with the amount of the Member's initial investment and any other additional investments if currently owned to determine the sales load rate that applies. The reduced sales load will apply only to current purchases. An investor must request the reduced sales load when making an investment.

The following information replaces similar language in sub-section (6) of the third paragraph on page 44:

(6) broker-dealers, investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Units of Lexington for
(i) their own accounts or (ii) the accounts of eligible clients and that charge a fee to the client for their services;

September 10, 2003